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                                                                   EXHIBIT 10.12

                               AGREEMENT OF LEASE

                                     BETWEEN

                         500 BI-COUNTY ASSOCIATES, L.P.

                                       AND

                           COLORADO PRIME CORPORATION
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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

PREMISES ...................................................................   1

TERM .......................................................................   1

RENT .......................................................................   2

USE ........................................................................   3

LANDLORD'S CONSTRUCTION ....................................................   4

UTILITIES/OPERATING COSTS INCREASES ........................................   6

LANDLORD'S REPAIRS .........................................................   9

WATER SUPPLY ...............................................................   9

PARKING FIELD ..............................................................   9

DIRECTORY ..................................................................   9

TAXES AND OTHER CHARGES ....................................................   9

TENANT'S REPAIRS ...........................................................  11

FIXTURES AND INSTALLATIONS .................................................  12

ALTERATIONS ................................................................  12

REQUIREMENTS OF LAW ........................................................  15

END OF TERM ................................................................  17

QUIET ENJOYMENT ............................................................  19

SIGNS ......................................................................  19

RULES AND REGULATIONS ......................................................  19

RIGHT TO SUBLET OR ASSIGN ..................................................  20

LANDLORD'S ACCESS TO PREMISES ..............................................  23

SUBORDINATION ..............................................................  24

PROPERTY LOSS, DAMAGE REIMBURSEMENT ........................................  25

TENANT'S INDEMNITY .........................................................  26


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DESTRUCTION - FIRE OR OTHER CASUALTY .......................................  27

INSURANCE ..................................................................  28

EMINENT DOMAIN .............................................................  31

NONLIABILITY OF LANDLORD ...................................................  32

DEFAULT ....................................................................  32

TERMINATION ON DEFAULT .....................................................  34

DAMAGES ....................................................................  35

SUMS DUE LANDLORD ..........................................................  36

NO WAIVER ..................................................................  37

WAIVER OF TRIAL BY JURY ....................................................  38

NOTICES ....................................................................  39

INABILITY TO PERFORM .......................................................  39

INTERRUPTION OF SERVICE ....................................................  40

CONDITIONS OF LANDLORD'S LIABILITY .........................................  40

TENANT'S TAKING POSSESSION .................................................  41

ENTIRE AGREEMENT ...........................................................  42

DEFINITIONS ................................................................  43

PARTNERSHIP TENANT .........................................................  43

SUCCESSORS, ASSIGNS, ETC ...................................................  44

BROKER .....................................................................  44

CAPTIONS ...................................................................  44

FINANCING OF LANDLORD'S WORK ...............................................  45

NOTICE OF ACCIDENTS ........................................................  45

TENANT'S AUTHORITY TO ENTER LEASE ..........................................  45

RIGHT OF FIRST REFUSAL .....................................................  46

SCHEDULE "A" ...............................................................  48


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SCHEDULE "B" ...............................................................  49

SCHEDULE "C" ...............................................................  51

EXHIBIT 1 ..................................................................  54

EXHIBIT 2 ..................................................................  55

EXHIBIT 3 ..................................................................  56

EXHIBIT 4 ..................................................................  57


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      AGREEMENT OF LEASE, made as of this 18th day of September, 1997, between
500 BI-COUNTY ASSOCIATES, L.P., a limited partnership having its principal office at 6800 Jericho Turnpike, Syosset, New York 11791 (hereinafter referred to as "Landlord"), and COLORADO PRIME CORPORATION, a Delaware corporation, having its principal place of business at______________________________________
hereinafter referred to as "Tenant").

      WITNESSETH: Landlord and Tenant hereby covenant and agree as follows:

                                    PREMISES

      1. In consideration of the rents to be paid and the covenants and agreements to be performed and observed by Tenant, Landlord hereby leases unto Tenant, and Tenant does hereby hire and take from Landlord, the space to be constructed by Landlord substantially in accordance with the provisions of this agreement (the "Demised Premises" or "Premises") as shown on Schedule "A" and to be constructed substantially in accordance with the site plan, Preliminary Plans (hereinafter defined) both attached hereto as Exhibit "1", and in accordance with the Plans (hereinafter defined) in the building located at 500 Bi-County Boulevard, Farmingdale, New York (the "Building"), and the parties hereby agree that such space contains approximately 23,000 square feet in a Building containing 138,000 square feet which constitutes 16.67 percent of the area of the Building ("Tenant's Proportionate Share").

                                      TERM

      2. Landlord hereby leases the Premises to Tenant and Tenant hereby hires the Premises from Landlord for a term which shall commence on the Delivery Date (as hereinafter defined) (the "Commencement Date") an shall expire on the day preceding the day which is fifteen (15) years after (i) the Rent Commencement Date (as hereinafter defined in Article 3), or (ii) the first day of the first full calendar month following the Rent Commencement Date, if such date is not the first day of a calendar month (the "Expiration Date") unless such term shall sooner cease or expire as hereinafter provided. "Substantially completed" as used herein is defined to mean when the only items to be completed are those which do not interfere with the Tenant's occupancy and substantially full enjoyment of the Demised Premises; but if Landlord shall be delayed in such "substantial completion" as a result of (i) Tenant's failure to furnish plans and specifications if required; (ii) Tenant's request for materials, finishes or installations other than those outlined in Tenant's Specifications attached
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hereto and made a part hereof as Exhibit "2" which are not available for delivery within a reasonable period of time; (iii) Tenant's changes in the Preliminary Plans (as hereinafter defined) that fail to comply with the provisions of Article 5 herein; (iv) the performance or completion of any work, labor or services by a party employed by Tenant; (v) Tenant's failure to approve final plans, working drawings or reflective ceiling plans; then the commencement of the Term of this lease and the payment of rent hereunder shall be accelerated by the number of days of such delay. Tenant waives any right to rescind this lease under Section 223-a of the New York Real Property Law or any successor statute of similar import then in force and further waives the right to recover any damages which may result from Landlord's failure to deliver possession of the Premises on the Commencement Date.

            A "Lease Year" shall comprise a period of twelve (12) consecutive months. Notwithstanding the foregoing, the first Lease Year shall commence upon the Commencement Date and if the Commencement Date is not the first day of a month shall include the additional period from the Commencement Date to the end of the then current month. Each succeeding Lease Year shall end on the anniversary date of the last day of the preceding Lease Year. For example, if the Commencement Date is January 1, 1998, the first Lease Year would end on December 31, 1998 and each succeeding Lease Year would end on December 31st. If, however, the Commencement Date is January 2, 1998 the first Lease Year would end on January 31, 1999, the second Lease Year would commence on February 1, 1999 and each succeeding Lease Year would end on January 31st.

            Within ten (10) business days after Landlord's delivery to Tenant of Landlord's standard Commencement Date Certificate, Tenant will sign and return said Certificate to Landlord.

                                      RENT

      3. The annual minimum rental ("Rent" or "rent") is as follows:

During the first through fifth Lease Years, the Rent shall be $350,750.04 per Lease Year, payable in equal monthly installments of $29,229.17.

During the sixth through tenth Lease Years, the Rent shall be $385,940.04 per Lease Year, payable in equal monthly installments of $32,161.67.

During the eleventh, through fifteenth Lease Years, the Rent shall be $424,350.00 per Lease Year, payable in equal monthly installments of $35,362.50.


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      Tenant agrees to pay the Rent to Landlord, without notice or demand, in lawful money of the United States which shall be legal tender in payment of the debts and dues, public and private, at the time of payment in advance on the first day of each calendar month during the Demised Term at the office of the Landlord, or at such other place as Landlord shall designate, except that Tenant shall pay the first monthly installment on the execution hereof. Tenant shall pay the Rent as above and as hereinafter provided, without any set off or deduction whatsoever. Should the Commencement Date be a date other than the first day of a calendar month, the Tenant shall pay a pro rata portion of the Rent on a per diem basis, based upon the second full calendar month of the first Lease Year, from such date to and including the last day of that current calendar month, and the first Lease Year shall include said partial month. The Rent payable for such partial month shall be in addition to the Rent payable pursuant to the Rent schedule set forth above.

Notwithstanding the foregoing, provided Tenant is not then in default under any provision of this lease, Tenant shall be relieved of its obligations to pay Rent
(A) until September 1, 1998; or (B) for the first (1st) five (5) full calendar months following the Commencement Date, whichever period shall be longer (the "Rent Commencement Date").

                                       USE

            4. (A) Tenant shall use and occupy the Demised Premises only for executive and administrative offices in connection with telemarketing and associated accounting and marketing functions and for no other purpose, and shall have access to the Demised Premises 24 hrs. per day, 7 days per week through out the term.

            (B) Tenant shall not use or occupy, suffer or permit the Premises, or any part thereof, to be used in any manner which would in any way, in the reasonable judgment of Landlord, (i) violate any laws or regulations of public authorities; (ii) make void or voidable any insurance policy then in force with respect to the Building; (iii) impair the appearance, character or reputation of the Building; (iv) discharge objectionable fumes, vapors or odors in such a manner as to offend other occupants. The provisions of this Section shall not be deemed to be limited in any way to or by the provisions of any other Section or any Rule or Regulation.

            (C) The emplacement of any equipment which will impose an evenly distributed floor load in excess of 100 pounds per square foot shall be done only after written permission is received from the Landlord. Such permission will be granted only after adequate proof is furnished by a professional engineer that such floor loading will not endanger the structure. Business machines and mechanical equipment in the Premises shall be placed and maintained by Tenant, at Tenant's expense, in such manner as shall be


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sufficient in Landlord's judgment to absorb vibration and noise and prevent annoyance or inconvenience to Landlord or any other tenants or occupants of the Building.

            (D) Tenant will not at any time use or occupy the Demised Premises in violation of the certificate of occupancy (temporary or permanent) issued for the Building or portion thereof of which the Demised Premises form a part.

                             LANDLORD'S CONSTRUCTION

      5. Landlord, at Landlord's sole cost and expense, shall perform and complete in a first-class and in a good and workmanlike manner the following construction work ("Landlord's Construction"):

            (A) Landlord shall perform such work and the construction of the Building as set forth in (i) Tenant's Specifications attached hereto and made a part hereof as Exhibit "2" and (ii) all drawings, specifications, construction memoranda and other information related thereto, as prepared by Landlord at Landlord's sole cost and expense collectively referred to as the "Plans"), and approved by Tenant in accordance with the preliminary plans annexed hereto as part of Exhibit "1" ("Preliminary Plans"). Within thirty (30) days of the date that a fully executed copy of this lease is delivered to Tenant, Tenant may make reasonable modifications to the Preliminary Plans provided that such modifications shall not, in Landlord's reasonable judgment, increase Landlord's costs and expenses in performing Landlord's Construction. Upon approval of the Preliminary Plans within the foregoing thirty (30) day period, Landlord shall prepare the Plans and submit such Plans for Tenant's approval within ten (10) days of Tenant's receipt of same. If Tenant disapproves the Plans within such ten (10) day period, Tenant shall respond with reasonable specificity in describing those aspects of the Plans which Tenant disapproves. In the event that Tenant fails to approve or disapprove such Plans within such ten (10) day period, Tenant shall be deemed to have approved the Plans. In the event that Tenant timely and reasonably disapproves the Plans, Landlord shall modify the Plans to address Tenant's specified concerns and shall resubmit revised Plans within ten (10) business days of the receipt of notice of Tenant's disapproval of the originally submitted Plans. The process described herein shall continue until such time as the Plans have been reasonably approved or deemed to be approved by Tenant. Landlord, at its sole cost and expense, shall install all work necessary to complete the Building in accordance with the Plans, including any additional work required in order to obtain a certificate of occupancy for Landlord's Construction and as otherwise reasonably contemplated within the scope of the specific work set forth in the Plans.


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            (B) Landlord shall construct (i) all automobile parking areas, pedestrian and vehicular accessways, sidewalks, ingress and egress areas, lighting, fixtures, landscaping, and other improvements which are either shown or provided for on Exhibit "1" attached hereto and made a part hereof; and (ii) all sewer facilities, water, electric and gas service to and throughout the Premises. The landscaping at the exterior of the Premises shall conform with the landscaping at the exterior of the Building.

            (C) (i) Landlord shall diligently pursue Landlord's Construction to completion in a first-class and in a good and workmanlike manner, using material in accordance with the Plans (with respect to the Building) and Tenant's Specifications, and in compliance with all applicable laws and regulations of the federal, state and municipal governments, or any department or division thereof, including building codes. Landlord, at Landlord's expense, shall procure all building and other permits and approvals necessary for performing Landlord's Construction.

                  (ii) The "Delivery Date" shall be the day upon which Landlord's Construction has been substantially completed. Landlord shall use reasonable efforts to substantially complete Landlord's Construction by April 1, 1998 (the "Projected Delivery Date"). Landlord shall provide Tenant with a temporary certificate of occupancy for the Premises prior to the Delivery Date, and shall provide Tenant with ten (10) days' notice of the Delivery Date.

                  (iii) On the Delivery Date, Tenant shall be deemed to have accepted the Premises, except for all punchlist items in connection with Landlord's Construction specified by Tenant to Landlord in writing within forty-five (45) days after the Delivery Date. Landlord shall correct all punchlist items specified by Tenant within forty-five (45) days after receipt of written notice thereof from Tenant. Except for punchlist items as set forth herein, by entering into occupancy of the Premises Tenant shall be conclusively deemed to have agreed that Landlord, up to the time of such occupancy, has performed all of its obligations hereunder and that the Premises were in satisfactory condition as of the date of such occupancy, unless within ten (10) days after such date Tenant shall have given written notice to Landlord specifying the respects in which the same were not in such condition.

            (D) Provided Tenant is not then in default of the terms, covenants and conditions of this lease, at the beginning of the eighth Lease Year, Landlord shall repaint and recarpet the Premises using the same materials set forth in Exhibit "2". Landlord shall perform the foregoing work after 8:00 p.m., Monday through Friday, or on weekends.


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                       UTILITIES/OPERATING COSTS INCREASES

      6. (A) Tenant shall provide, at its own expense, fuel, heat, electricity and all other utilities required in connection with its use of the Premises. Landlord shall be obligated only to deliver the utility lines and facilities servicing the Premises in working order on the Commencement Date and repair and maintain same throughout the term of this lease. All utilities shall, at Landlord's option, either be directly metered to Tenant or submetered and charged at the rate billed to Landlord for such service to the Building, and shall be available to tenant 24 hours per day, 7 days per week through out the term.
            (B) Landlord shall have no liability to Tenant for any loss, damage or expense sustained or incurred by reason of any change, failure, inadequacy, unsuitability or defect in the supply or character of the electric energy furnished to the Premises or if the quantity or character of the electric energy is no longer available or suitable for Tenant's requirements, except for any actual damage suffered by Tenant by reason of any such failure, inadequacy or defect caused by the negligence or willful misconduct of Landlord and then only thirty (30) days after Landlord's receipt of notice from Tenant of such failure, inadequacy or defect.

            (C) For purposes of this lease, the terms "Operating Costs" and "Base Operating Costs" shall be defined as follows:

                  (i) The term "Operating Costs" shall mean and include the aggregate of all those expenses, adjusted for full occupancy, to the extent incurred in respect to the operation and maintenance (whether structural or non-structural, and whether capital or non-capital in nature) of the Real Property (as such term is defined in Article 11(A)(iv)) in accordance with accepted principles of sound management and accounting practices as applied to the operation and maintenance of non-institutional first class office properties, including any and all of the following: salaries, wages, hospitalization, medical, surgical and general welfare benefits (including group life insurance), pension payments, payroll taxes and workmen's compensation of and respecting employees of Landlord engaged in the operation and maintenance of the Real Property (including, among others, that of the Real Property or Building manager and such manager's administrative staff); all insurance carried by Landlord applicable to the Real Property (including, without limitation, primary and excess liability, vehicle insurance, fire and extended coverage, vandalism and all broad form coverage, riot, strike and war risk insurance, flood insurance, boiler insurance, plate glass insurance, rent insurance and sign insurance); maintenance fees; and Landlord's management fee of four percent; maintenance and repairs of grounds (including, without limitation, all landscaping, statuary, exhibits, displays, walks, parking and other vehicle ways and areas and common areas), underground conduits, pipes, line


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equipment and systems; repaving, resurfacing and painting (including line painting); removal of snow, ice, trash, garbage and other refuse; public light and power, utility taxes and water and sewer rental; cleaning, cleaning supplies, uniforms and dry cleaning and window cleaning; legal expenses (other than those for preparation of this and other leases) and accounting fees; taxes (including, without limitation, sales and use taxes); service contracts with independent contractors, energy providers and/or consultants, security systems and security personnel, and traffic systems and traffic personnel; telephone, telegraph and stationary; advertising and; and all other expenses paid in connection with the operation of the Real Property. Landlord shall charge an overhead and administrative cost of fifteen (15%) percent for such expenses.

                              Operating Costs shall not include: (1) expenses
for repairs or other work occasioned by fire or other insured casualty; (2) expenses incurred in connection with leasing and procuring new tenants; (3) interest or amortization payments on any mortgage or mortgages, and rental under any ground or underlying leases and/or; (4) wages, salaries or other compensation paid to any executive employee of Landlord above the grade of Real Property or Building manager.

            (ii) The term "Base Operating Costs" shall mean the Operating Costs in effect for the calendar year ending December 31, 1999 (whether or not retroactively determined).

      (D) Tenant shall pay to Landlord increases in Operating Costs as follows:
If the Operating Costs actually incurred by Landlord in any Escalation Year (as such term is defined in Article 11(A)(iii)) shall exceed the Base Operating Costs, then Tenant shall pay to Landlord, as additional rent for said Escalation Year, a sum equal to Tenant's Proportionate Share (as such term is defined in Article 11(A)(v)) of the difference between said Operating Costs and the Base Operating Costs ("Tenant's Cost Payment" or "Cost Payment").

      (E) Landlord shall render to Tenant a statement containing a computation of Tenant's Cost Payment ("Landlord's Cost Statement") with respect to each Escalation Year occurring in whole or part during the Term of this lease. Within thirty (30) days after rendition of Landlord's Cost Statement relating to the first Escalation Year, Tenant shall pay to Landlord, as additional rent, the full amount of Tenant's Cost Payment shown thereon. In addition, on the first day of each month following the rendition of each Landlord's Cost Statement, Tenant shall pay to Landlord, on account of Tenant's next Cost Payment, a sum equal to one-twelfth (1/12th) of Tenant's last Cost Payment due hereunder, which sum shall be subject to adjustment for subsequent increases in Operating Costs.


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      (F) All Landlord's Costs Statements after the first Landlord's Cost
Statement shall include the following amounts with respect to the Escalation Year to which they apply: (i) the total Operating Costs incurred by Landlord during the Escalation Year in question; (ii) Tenant's Cost Payment for such Escalation Year; (iii) all amounts paid by Tenant during such Escalation Year on account of the subject Cost Payment; (iv) the amount of the difference, if any, between Cost Payment for such Escalation Year and the amounts paid by Tenant during such Escalation Year on account of the subject Cost Payment; and (v) the Base Operating Costs. Within thirty (30) days after the rendition of such Landlord's Cost Statement, Tenant shall pay to Landlord, as additional rent, the amount of the difference referred to in (iv) above, if any. In addition, together with such payment, Tenant shall pay to Landlord, for each month that has transpired since the commencement of the current Escalation Year and the rendition of the subject Landlord's Cost Statement, the difference between one-twelfth (1/12th) of the Cost Payment shown on such statements and the monthly payments toward Tenant's Cost Payment made by Tenant for the prior months of such current Escalation Year. In addition, on the first day of each month following the rendition of the subject Landlord's Cost Statement, Tenant shall pay to Landlord, on account of the next Tenant's Cost Payment, one-twelfth (1/12th) of the Cost Payment shown on the subject Landlord's Cost Statement.

      (G) If Landlord shall incur or bill for a retroactive increase in Operating Costs, Tenant shall pay Landlord Tenant's Proportionate Share of the total amount of the additional rent resulting from such retroactive increase on the first day of the month following demand therefor by Landlord.

      (H) Every notice given by Landlord pursuant to this Article, including, without limitation, Landlord's Cost Statement, shall be conclusive and binding upon Tenant unless within one (1) year after the receipt of such notice, Tenant shall notify Landlord that it disputes the correctness of the notice, specifying the particular respects in which the notice is claimed to be incorrect. Pending the determination of such dispute by agreement or otherwise, Tenant shall pay additional rent or accept credit in accordance with Landlord's notice and such payment or acceptance shall be without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay Tenant the amount of Tenant's overpayment of rents resulting from compliance with Landlord's Cost Statement.

      (I) Landlord's failure to render a Landlord's Cost Statement with respect to any Escalation Year shall not prejudice Landlord's right to render a Landlord's Cost Statement with respect to any Escalation Year. The obligations of Tenant under the provisions of this Article with respect to any additional rent for any Escalation Year shall survive for a period of one (1) year following the expiration or any sooner termination of the Demised Term.


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                               LANDLORD'S REPAIRS

      7. Landlord, at its expense, will make all the repairs to and provide maintenance for the Demised Premises (excluding painting and decorating) and for all public areas and facilities as set forth in Schedule B, except such repairs and maintenance as may be necessitated by the negligence, improper care or use of such premises and facilities by Tenant, its agents, employees, licensees or invitees, which will be made by Landlord at Tenant's expense.

                                  WATER SUPPLY

      8. Landlord, at its expense, shall furnish hot and cold or tempered water for lavatory and kitchen purposes only.

                                  PARKING FIELD

      9. Tenant shall have the right to use one hundred fifty (150) parking spaces for the parking of automobiles of the Tenant, its employees and invitees, in the parking area designated for tenants of the building (hereinafter sometimes referred to as "Building Parking Area") subject to the Rules and Regulations now or hereafter adopted by Landlord. Tenant shall not use nor permit any of its officers, agents or employees to use any parking spaces in excess of Tenant's allotted number of spaces therein. Landlord shall not be required to police the Building Parking Area.

                                    DIRECTORY

      10. Landlord will furnish on the building directory listings as requested by Tenant, not to exceed two (2) listings. The initial listings will be made at Landlord's expense and any other reasonable changes by Tenant shall be made at Tenant's expense. Landlord's acceptance of any name for listing on the directory will not be deemed, nor will it substitute for, Landlord's consent, as required by this lease, to any sublease, assignment or other occupancy of the Premises.

                             TAXES AND OTHER CHARGES

      11. (A) As used in and for the purposes of this Article 11, the following definitions shall apply:


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            (i) "Taxes" shall be the real estate taxes, assessments, special or otherwise, sewer rents, rates and charges, and any other governmental charges, general, specific, ordinary or extraordinary, foreseen or unforeseen, levied on a calendar year or fiscal year basis against the Real Property. If at any time during the Term the method of taxation prevailing at the date hereof shall be altered so that there shall be levied, assessed or imposed in lieu of, or as in addition to, or as a substitute for, the whole or any part of the taxes, levies, impositions or charges now levied, assessed or imposed on all or any part of the Real Property (a) a tax, assessment, levy, imposition or charge based upon the rents received by Landlord, whether or not wholly or partially as a capital levy or otherwise, or (b) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon all or any part of the Real Property and imposed on Landlord, or (c) a license fee measured by the rent payable by Tenant to Landlord, or (d) any other tax, levy, imposition, charge or license fee however described or imposed, then all such taxes, levies, impositions, charges or license fees or any part thereof, measured or based, shall be deemed to be Taxes.

            (ii) "Base Year Taxes" shall be the taxes actually due and payable in the 1999 tax (fiscal) year, based on a fully assesed building.

            (iii) "Escalation Year" shall mean each calendar year which shall include any part of the Demised Term.

            (iv) "Real Property" shall be the land upon which the Building stands and any part or parts thereof utilized for parking, landscaped areas or otherwise used in connection with the Building, and the Building and other improvements appurtenant thereto.

            (v) "Tenant's Proportionate Share" shall mean 16.67%.

      (B) The Tenant shall pay the Landlord increases in Taxes levied against the Real Property as follows: If the Taxes actually due and payable with respect to the Real Property in any Escalation Year shall be increased above the Base Year Taxes, then the Tenant shall pay to the Landlord, as additional rent for such Escalation Year, a sum equal to Tenant's Proportionate Share of said increase ("Tenant's Tax Payment" or "Tax Payment").

      (C) Landlord shall render to Tenant a statement containing a computation of Tenant's Tax Payment ("Landlord's Statement"). Within thirty (30) days after the rendition of the Landlord's Statement, Tenant shall pay to Landlord the amount of Tenant's Tax Payment. On the first day of each month following the rendition of each Landlord's Statement, Tenant shall pay to Landlord, on account of Tenant's next Tax Payment, a sum equal to one-twelfth (1/12th) of Tenant's last Tax Payment due hereunder, which sum shall be subject to adjustment for subsequent increases in Taxes.


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      (D) The benefit of any discount for the early payment or prepayment of
Taxes shall belong solely to Landlord and shall not be subtracted in determining Taxes.

      (E) Tenant shall not, without Landlord's prior written consent, institute or maintain any action, proceeding or application in any court or body or with any governmental authority for the purpose of changing the Taxes.

      (F) If, by reason of the failure of Tenant to pay Tenant's Tax Payment when due, a governmental authority or a mortgagee imposes a penalty or requires a penalty to be paid in respect of Taxes, then Tenant shall be responsible in full, and without regard to the application of Tenant's Proportionate Share, for the payment of such penalty or interest, or both, to Landlord, on demand, as additional rent.

      (G) Landlord's failure to render a Landlord's Statement with respect to any Escalation Year shall not prejudice Landlord's right to render thereafter a Landlord's Statement with respect to such Escalation Year. The obligation of Landlord and Tenant under the provisions of this Article with respect to any additional rent for any Escalation Year shall survive for a period of one (1) year following the expiration or any sooner termination of the Demised Term.

                                TENANT'S REPAIRS

      12. Tenant shall take good care of the Demised Premises and, subject to the provisions of Article 7 hereof, Landlord, at the expense of Tenant, shall make, as and when needed as a result of misuse or neglect by Tenant or Tenant's servants, employees, agents or licensees, all repairs in and about the Demised Premises necessary to preserve them in good order and condition. Except as provided in Article 24 hereof, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making any repairs, alterations, additions or improvements in or to any portion of the Building or of Demised Premises, or in or to the fixtures, appurtenances or equipment thereof, and no liability upon Landlord for failure of Landlord or others to make any repairs, alterations, additions or improvements in or to any portion of the Building or of the Demised Premises, or in or to the fixtures, appurtenances or equipment thereof.

                           FIXTURES AND INSTALLATIONS

      13. All appurtenances, fixtures, improvements, additions and other property attached to or built into the Demised Premises, whether by Landlord or Tenant or others, and whether at Landlord's expense, or Tenant's expense, or the joint expense of Landlord and Tenant, shall be and remain the property of Landlord (except for purposes of sales tax which shall remain Tenant's obligation). All trade fixtures, furniture, furnishings and other articles of movable personal property owned by Tenant and located within the Premises (collectively, "Tenant's Property") may be removed from the Premises by Tenant at any time during the Term. Tenant, before so removing Tenant's Property, shall establish to Landlord's satisfaction that no structural damage or change will result from such removal and that Tenant can and promptly will repair and restore any damage caused by such removal without cost or charge to Landlord. Any such repair and removal shall itself be deemed an Alteration (as defined in Article 14 below) within the purview of this lease. Any Tenant's Property for which Landlord shall have granted any allowance, contribution or credit to Tenant shall, at Landlord's option, not be so removed. All the outside walls of the Demised Premises including corridor walls and the outside entrance doors to the Demised Premises, any balconies, terraces or roofs adjacent to the Demised Premises, and any space in the Demised Premises used for shafts, stacks, pipes, conduits, ducts or other building facilities, and the use thereof, as well as access thereto in and through the Demised Premises for the purpose of operation, maintenance, decoration and repair, are expressly reserved to Landlord, and Landlord does not convey any rights to Tenant therein. Notwithstanding the foregoing, Tenant shall enjoy full right of access to the Demised Premises through the public entrances, public corridors and public areas within the Building.

                                   ALTERATIONS

      14. (A) After completion of the Demised Premises as set forth in Schedule A, Tenant shall make no alterations, decorations, installations, additions or improvements (hereinafter collectively referred to as "Alterations") in or to the Demised Premises without Landlord's prior written consent, and then only by contractors or mechanics reasonably approved by Landlord and at such times and in such manner as Landlord may from time to time designate. Notwithstanding the foregoing, Tenant shall be permitted to make nonstructural alterations the cost of which do not exceed $15,000.00 in the aggregate during any five (5) year period of the term of this lease without Landlord's prior consent provided said alterations are not visible from the exterior of the Building and do not affect the Building service systems including, without limitation, heating, ventilating, air conditioning, electrical, plumbing and other mechanical systems, health safety and life safety systems and partitioning ("Minor Alterations"). However, Tenant shall notify Landlord prior to performing such Minor Alterations.

            (B) All Alterations done by Tenant shall at all times comply with
(i) laws, rules, orders and regulations of governmental authorities having jurisdiction thereof, and (ii) rules and regulations of the Landlord attached as Schedule C.

            (C) With respect to all Alterations, plans and specifications prepared by and at the expense of Tenant shall be submitted to Landlord for its prior written approval in accordance with the following requirements:

                  (i) With respect to any Alterations to be performed by Tenant pursuant to this lease, Tenant shall, at its expense, furnish Landlord with all drawings, plans, layouts and specifications for work to be performed by Tenant, including, without limitation, architectural, plumbing, electrical, mechanical and heating, ventilating and air conditioning plans (the "Tenant's Plans"). All of the Tenant's Plans shall: (a) be compatible with the Landlord's building plans, (b) comply with all applicable laws and the rules, regulations, requirements and orders of any and all governmental agencies, departments or bureaus having jurisdiction, and (c) be fully detailed, including locations and complete dimensions;

                  (ii) Tenant's Plans shall be subject to approval by Landlord, which approval shall not be unreasonably withheld or delayed;

                  (iii) Tenant shall, at Tenant's expense, (a) cause Tenant's Plans to be filed with the governmental agencies having jurisdiction thereover,
(b) obtain when necessary all governmental permits, licenses and authorizations required for the work to be done in connection therewith, and (c) obtain all necessary certificates of occupancy, both temporary and permanent. Landlord shall execute such documents as may be reasonably required in connection with the foregoing and Landlord shall otherwise cooperate with Tenant in connection with obtaining the foregoing, but without any expense to Landlord. Tenant shall make no amendments or additions to Tenant's Plans without the prior written consent of Landlord in each instance;

                  (iv) No work shall commence in the Premises until (a) Tenant has procured all necessary permits therefor and has delivered copies of same to Landlord, (b) Tenant has procured a paid builder's risk insurance policy naming Landlord as an additional insured and has delivered to Landlord a certificate of insurance evidencing such policy, and (c) Tenant or its contractor has procured a workmen's compensation insurance policy covering the activities of all persons working at the Premises naming Landlord as an additional insured and has delivered to Landlord a certificate of insurance evidencing such policy;

                  (v) Tenant may use any licensed architect or engineer to prepare its plans and to file for permits. However, all such plans and permit applications shall be subject to review, revision and approval by Landlord or its architect, which approval shall not be unreasonably withheld or delayed;

                  (vi) Tenant, at its expense, shall perform all work, in accordance with Tenant's Plans and all Alterations, unless Landlord performs same, shall be subject to Landlord's supervisory fee charge of 10% of the cost thereof. In receiving such fee, Landlord assumes no responsibility for the quality or manner in which such work has been performed; and

                  (vii) Tenant agrees that it will not, either directly or indirectly, use any contractors and/or labor and/or materials if the use of such contractors and/or labor and/or materials would or will create any difficulty with other contractors and/or labor engaged by Tenant or Landlord or others in the construction, maintenance or operation of the Building or any part thereof.

            (D) Tenant's right to make Alterations shall be subject to the following additional conditions: (i) the Alterations will not result in a violation of, or require a change in, any Certificate of Occupancy applicable to the Premises or the Building; (ii) the outside appearance, character or use of the Building shall not be affected; (iii) no part of the Building outside of the Premises shall be physically affected; (iv) the proper functioning of any air-conditioning, elevator, plumbing, electrical, sanitary, mechanical and other service or utility system of the Building shall not be affected.

            (E) Tenant shall defend, indemnify and save harmless Landlord against any and all mechanics' and other liens filed in connection with its Alterations, repairs or installations, including the liens of any conditional sales of, or chattel mortgages upon, any materials, fixtures or articles so installed in and constituting part of the Premises and against any loss, cost, liability, claim, damage and expense, including reasonable counsel fees, penalties and fines incurred in connection with any such lien, conditional sale or chattel mortgage or any action or proceeding brought thereon. As a condition precedent to Landlord's consent to the making by Tenant of Alterations, Tenant agrees to obtain and deliver to Landlord, written and unconditional waivers of mechanics' liens for all work, labor and services to be performed and materials to be furnished, signed by all contractors, subcontractors, materialmen and laborers to become involved in such work.

            (F) Tenant, at its expense, shall procure the satisfaction or discharge of all such liens within thirty (30) days of the filing of such lien against the Premises or the Building. If Tenant shall fail to cause such lien to be discharged within the aforesaid period, then, in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by Landlord, and all costs and expenses incurred by Landlord in connection therewith, together with interest thereon at the maximum rate permitted by law from the respective dates of Landlord's making of the payments or incurring of the cost and expense, shall constitute additional rent and shall be paid on demand.

            (G) Nothing in this lease contained shall be construed in any way as constituting the consent or request of Landlord, expressed or implied, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any material for any improvement, alteration or repair of the Premises, nor as giving any right or authority to contract for the rendering of any services or the furnishing of any materials that would give rise to the filing of any mechanics' liens against the Premises.

                               REQUIREMENTS OF LAW

      15. (A) Tenant, at Tenant's sole cost and expense, shall comply with all statutes, laws, ordinances, orders, regulations and notices of Federal, State, County and Municipal authorities, and with all directions, pursuant to law, of all public officers, which shall impose any duty upon Landlord or Tenant with respect to the Demised Premises or the use or occupation thereof, except that Tenant shall not be required to make any structural alterations in order so to comply unless such alterations shall be necessitated or occasioned, in whole or in part, by the acts, omissions, or negligence of Tenant or any person claiming through or under Tenant or any of their servants, employees, contractors, agents, visitors or licensees, or by the use or occupancy or manner of use or occupancy of the Demised Premises by Tenant, or any such person. In the event such alterations are required, Landlord shall make such structural alterations at Tenant's sole cost and expense.

            (B) The parties acknowledge that there are certain Federal, State and local laws, regulations and guidelines now in effect and that additional laws, regulations and guidelines may hereafter be enacted, relating to or affecting the Premises, the Building, and the land of which the Premises and the Building may be a part, concerning the impact on the environment of construction, land use, the maintenance and operation of structures, or the conduct of business. Tenant will not cause, or permit to be caused, any act or practice, by negligence, omission, or otherwise, that would adversely affect the environment or do anything or permit anything to be done that would violate any of said laws, regulations, or guidelines. Any violation of this covenant shall be an event of default under this lease.

            (C) Tenant shall keep or cause the Premises to be kept free of Hazardous Materials (hereinafter defined). Without limiting the foregoing, Tenant shall not cause or permit the Premises to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials, except in compliance with all applicable Federal, State and Local laws or regulations, nor shall Tenant cause or permit, as a result of any intentional or unintentional act or omission on the part of Tenant or any person or entity claiming through or under Tenant or any of their employees, contractors, agents, visitors or licensees (collectively, "Related Parties"), a release of Hazardous Materials onto the Premises or onto any other property. Tenant shall comply with and ensure compliance by all Related Parties with all applicable Federal, State and Local laws, ordinances, rules and regulations, whenever and by whomever triggered, and shall obtain and comply with, and ensure that all Related Parties obtain and comply with, any and all approvals, registrations or permits required thereunder. With respect to Hazardous Substances for which Tenant is responsible hereunder, Tenant shall (i) conduct and complete all investigations, studies, samplings, and testing, and all remedial removal and other actions necessary to clean up and remove such Hazardous Materials, on, from, or affecting the Premises (a) in accordance with all applicable Federal, State and Local laws, ordinances, rules, regulations, policies, orders and directives, and (b) to the satisfaction of Landlord, and
(ii) defend, indemnify, and hold harmless Landlord, its employees, agents, officers, and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to, (a) the presence, disposal, release, or threatened release of such Hazardous Materials which are on, from, or affecting the soil, water, vegetation, buildings, personal property, persons, animals, or otherwise; (b) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (c) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials; and/or (d) any violation of laws, orders, regulations, requirements, or demands of government authorities, or any policies or requirements of Landlord which are based upon or in any way related to such Hazardous Materials, including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses. In the event this lease is terminated, or Tenant is dispossessed, Tenant shall deliver the Premises to Landlord free of any and all Hazardous Materials so that the conditions of the Premises shall conform with all applicable Federal, State and Local laws, ordinances, rules or regulations affecting the Premises. For purposes of this paragraph, "Hazardous Materials" includes, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 9601, et seq.), and in the regulations adopted and publications promulgated pursuant thereto, or any other Federal, State or Local environmental law, ordinance, rule, or regulation.

                                   END OF TERM

      16. (A) Upon the expiration or other termination of the Term of this lease, Tenant shall, at its own expense, quit and surrender to Landlord the Demised Premises, broom clean and in good order and condition, ordinary wear, tear and damage by fire or other insured casualty excepted, and Tenant shall remove all of its property and shall pay the cost to repair all damage to the Demised Premises or the Building occasioned by such removal. Any property not removed from the Premises shall be deemed abandoned by Tenant and may be retained by Landlord as its property, or disposed of in any manner deemed appropriate by the Landlord. Any expense incurred by Landlord in removing or disposing of such property shall be reimbursed to Landlord by Tenant on demand. Tenant expressly waives, for itself and for any person claiming through or under Tenant, any rights which Tenant or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any successor law of like import then in force, in connection with any holdover or summary proceeding which Landlord may institute to enforce the foregoing provisions of this Article. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the Term of this lease. If the last day of the Term of this lease or any renewal hereof falls on Sunday or a legal holiday, this lease shall expire on the business day immediately preceding. Tenant's obligations under this Article 16 shall survive the Expiration Date or sooner termination of this lease.

            (B) In the event of any holding over by Tenant after the expiration or termination of this Lease without the consent of Landlord, Tenant shall:

                  (i) pay as holdover rental for each month of the holdover tenancy an amount equal to, for each of the first four (4) months of such holdover tenancy, one hundred and twenty-five (125%) percent of the Rent payable by Tenant for the sixth month prior to the Expiration Date of the term of this lease and two hundred (200%) percent of such Rent for each month commencing with the fifth month of such holdover tenancy, and otherwise observe, fulfill and perform all of its obligations under this lease, including but not limited to, those pertaining to additional rent, in accordance with its terms;

                  (ii) be liable to Landlord for any payment or rent concession which Landlord may be required to make to any tenant in order to induce such tenant not to terminate an executed lease covering all or any portion of the Premises by reason of the holdover over by Tenant; and

                  (iii) for each month commencing with the fifth month of such holdover tenancy, be liable to Landlord for any damages suffered by Landlord as the result of Tenant's failure to surrender the Premises.

            No holding over by Tenant after the Term shall operate to extend the Term.

            The holdover, with respect to all or any part of the Premises, of a person deriving an interest in the Premises from or through Tenant, including, but not limited to, an assignee or subtenant, shall be deemed a holdover by Tenant.

            Notwithstanding anything in this Article contained to the contrary, the acceptance of any Rent paid by Tenant pursuant to this Paragraph 16(B), shall not preclude Landlord from commencing and prosecuting a holdover or eviction action or proceeding or any action or proceeding in the nature thereof. The preceding sentence shall be deemed to be an "agreement expressly providing otherwise" within the meaning of Section 232-c of the Real Property Law of the State of New York and any successor law of like import.

            (C) If at any time during the last month of the term of this lease Tenant shall have removed all of Tenant's property from the Premises, Landlord may, and Tenant hereby irrevocably grants to Landlord a license to, immediately enter and alter, renovate and redecorate the Premises, without elimination, diminution or abatement of Rent, or incurring liability to Tenant for any compensation, and such acts shall have no effect upon this lease.

                                 QUIET ENJOYMENT

      17. Landlord covenants and agrees with Tenant that upon Tenant paying the Rent and additional rent and observing and performing all the terms, covenants and conditions on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Demised Premises during the term of this lease without hindrance or molestation by anyone claiming by or through Landlord, subject, nevertheless, to the terms, covenants and conditions of this lease including, but not limited to, Article 22.

                                      SIGNS

      18. (A) No signs or lettering of any nature may be put on or in any window or on the exterior of the Building or elsewhere within the Demised Premises such as will be visible from the street. No sign or lettering in the public corridors or on the doors is permitted except Landlord's standard name plaque.

            (B) Upon the request of Tenant, Landlord shall, at Tenant's sole cost and expense, install one (1) building sign on the east facade of the exterior of the Building; the design, size, color and location of such sign shall be as set forth on the plan annexed hereto and made a part hereof as Exhibit "3", and shall be subject to all laws, rules and regulations.

                              RULES AND REGULATIONS

      19. Tenant and Tenant's agents, employees, visitors, and licensees shall faithfully observe and comply with, and shall not permit violation of, the Rules and Regulations set forth on Schedule C annexed hereto and made part hereof, and with such further reasonable Rules and Regulations as Landlord at any time may make and communicate in writing to Tenant which, in Landlord's judgment, shall be necessary for the reputation, safety, care and appearance of the Building and the land allocated to it or the preservation of good order therein, or the operation or maintenance of the Building, and such land, its equipment, or the more useful occupancy or the comfort of the tenants or others in the Building. Landlord shall not be liable to Tenant for the violation of any of said Rules and Regulations, or the breach of any covenant or condition, in any lease by any other tenant in the Building.

                            RIGHT TO SUBLET OR ASSIGN

      20. (A) The Tenant covenants that it shall not assign this lease nor sublet the Demised Premises or any part thereof by operation of law or otherwise, except, an assignment or subletting as defined in (C) and (D) below, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed, except on the conditions hereinafter stated. The Tenant may assign this lease or sublet all or a portion of the Demised Premises with Landlord's written consent, which consent shall not be unreasonably withheld or delayed, provided:

            (i) That such assignment or sublease is for a use which is in compliance with this lease and the then existing zoning regulations and the Certificate of Occupancy;

            (ii) That, at the time of such assignment or subletting, there is no default under the terms of this lease on the Tenant's part;

            (iii) That, in the event of an assignment, the assignee shall assume in writing the performance of all of the terms and obligations of the within lease;

            (iv) That a duplicate original of said assignment or sublease shall be delivered by certified mail to the Landlord at the address herein set forth within ten (10) days from the said assignment or sublease and within one hundred and twenty (120) days of the date that Tenant first advises Landlord of the name and address of the proposed subtenant or assignee, as required pursuant to subparagraph (B) hereof;

            (v) Such assignment or subletting shall not, however, release the within Tenant or any successor tenant or any guarantor from their liability for the full and faithful performance of all of the terms and conditions of this lease;

            (vi) If this lease be assigned, or if the Demised Premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may after default by Tenant collect rent from the assignee, undertenant or occupant, and apply the amount collected to the rent: herein reserved.

            (B) No assignment or total underletting shall be made by Tenant except as provided for in 20(C) and 20(D) below, until Tenant has offered to terminate this lease as of the last day of any calendar month during the Term hereof and to vacate and surrender the Demised Premises to Landlord on the date fixed in the notice served by Tenant upon Landlord (which date shall be prior to the date of such proposed assignment or the commencement date of such proposed sublease). Simultaneously with said offer to terminate this lease, Tenant shall advise the Landlord, in writing, of the name and address of the proposed assignee or subtenant, a reasonably detailed statement of the proposed subtenant/assignee's business, reasonably detailed financial references, and all the terms, covenants, and conditions of the proposed sublease or assignment.

            (C) Tenant may, without the consent of Landlord, assign this lease to an affiliated (i.e., a corporation 20% or more of whose capital stock is owned by the same stockholders owning 20% or more of Tenant's capital stock), parent or subsidiary corporation of Tenant or to a corporation to which it sells or assigns all or substantially all of its assets or with which it may be consolidated or merged, provided such purchasing, consolidated, merged, affiliated or subsidiary corporation shall, in writing, assume and agree to perform all of the obligations of Tenant under this lease and shall deliver such assumption with a copy of such assignment to Landlord within ten (10) days thereafter, and provided further that Tenant shall not be released or discharged from any liability under this lease by reason of such assignment.

            (D) For purposes of this Article 20, (i) the transfer of a majority of the issued and outstanding capital stock of any corporate tenant, or of a corporate subtenant, or the transfer of a majority of the total interest in any partnership tenant or subtenant, however accomplished, whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this lease, or of such sublease, as the case may be; (ii) any person or legal representative of Tenant, to whom Tenant's interest under this lease passes by operation of law or otherwise, shall be bound by the provisions of this Article 20; and (iii) a modification or amendment of a sublease shall be deemed a sublease.

            (E) Whenever Tenant shall claim under this Article or any other part of this lease that Landlord has unreasonably withheld or delayed its consent to some request of Tenant, Tenant shall have no claim for damages by reason of such alleged withholding or delay, and Tenant's sole remedy thereof shall be a right to obtain specific performance or injunction but in no event with recovery of damages.

            (F) Landlord agrees that it shall not unreasonably withhold its consent to a subletting or assignment in accordance with the terms of this
Article 20. In determining reasonableness, there shall be taken into account the character and reputation of the proposed subtenant or assignee, the specific nature of the proposed subtenant's or assignee's business and whether same is in keeping with other tenancies in the building; the financial standing of the proposed subtenant or assignee; and the impact of all of the foregoing upon the Building and the other tenants of

Landlord therein. Landlord shall not be deemed to have unreasonably withheld its consent if it refuses to consent to a subletting or assignment to an existing tenant in the Building and vacant space is available in the Building, or if at the time of Tenant's request, Tenant is in default, of any of the terms, covenants and conditions of this lease to be performed by Tenant. At least five
5) business days prior to any proposed subletting or assignment, Tenant shall submit to Landlord a written notice of the proposed subletting or assignment, which notice shall contain or be accompanied by the following information:

            (i) the name and address of the proposed subtenant or assignee;

            (ii) the nature and character of the business of the proposed subtenant or assignee and its proposed use of the premises to be demised;

            (iii) if available, the most recent three (3) years of balance sheets and profit and loss statements of the proposed subtenant or assignee, or other financial information satisfactory to Landlord; and

            (iv) such shall be accompanied by a copy of the proposed sublease or assignment of lease.

Notwithstanding the foregoing, Tenant agrees that it and anyone holding through Tenant shall not sublet or assign all or any portion of the Demised Premises to any subtenant or assignee who will use the Demised Premises or a portion thereof for any of the following designated uses nor for any other use which is substantially similar to any one of the following designated uses:

            (i) federal, state or local governmental division, department or agency which generates heavy public traffic, including, without limitation, court, social security offices, labor department office, drug enforcement agency, motor vehicle agency, postal service, military recruitment office;

            (ii) union or labor organization;

            (iii) office for the practice of medicine, dentistry or the rendering of other health related services;

            (iv) chemical or pharmaceutical company provided; however, that the subletting or assignment to such a company which will use the premises only for executive, general and sales offices and waive the right to conduct any research and development shall not be prohibited;

            (v) unemployment insurance claims office, worker's compensation insurance claims office, or securities brokerage company, excluding those companies listed in Exhibit "4" attached hereto and made a part hereof.

                          LANDLORD'S ACCESS TO PREMISES

      21. (A) Landlord or Landlord's agents shall have the right to enter and/or pass through the Demised Premises at all reasonable times on reasonable notice, except in an emergency, to examine the same, and to show them to ground lessors, prospective purchasers or lessees or mortgagees of the Building, and to make such repairs, improvements or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon and/or through said Demised Premises that may be required therefor. During the nine (9) months prior to the expiration of the Term of this lease, or any renewal term, Landlord may exhibit the Demised Premises to prospective tenants or purchasers at all reasonable hours on reasonable notice and without unreasonably interfering with Tenant's business. If Tenant shall not be personally present to open and permit an entry into said premises at any time, when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents may enter the same by a master key, without rendering Landlord or such agent liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property).

            (B) Landlord shall also have the right, at any time, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Building, provided, however, that Landlord shall make no change in the arrangement and/or location of entrances or passageways or other public parts of the Building which will adversely affect in any material manner Tenant's use and enjoyment of the Demised Premises. Landlord shall also have the right, at any time, to name the Building, including, but not limited to, the use of appropriate signs and/or lettering on any or all entrances to the Building, and to change the name, number or designation by which the Building is commonly known.

            (C) Neither this lease nor any use by Tenant shall give Tenant any right or easement to the use of any door or passage or concourse connecting with any other building or to any public conveniences, and the use of such doors and passages and concourse and of such conveniences may be regulated and/or discontinued at any time and from time to time by Landlord without notice to Tenant.

            (D) The exercise by Landlord or its agents of any right reserved to Landlord in this Article shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this lease, or impose any liability upon Landlord, or its agents, or upon any lessor under any ground or underlying lease, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

                                  SUBORDINATION

      22. (A) This lease and all rights of Tenant hereunder are, and shall be, subject and subordinate in all respects to all ground leases and/or underlying leases and to all first mortgages and building loan agreements which may now or hereafter be placed on or affect such leases and/or the Real Property of which the Demised Premises form a part, or any part or parts of such Real Property, and/or Landlord's interest or estate therein, and to each advance made and/or hereafter to be made under any such mortgages, and to all renewals, modifications, consolidations, replacements and extensions thereof and all substitutions therefor. This Section A shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall execute and deliver promptly any certificate that Landlord and/or any mortgagee and/or the lessor under any ground or underlying lease and/or their respective successors in interest may request. Landlord shall obtain a subordination, nondisturbance and attornment agreement from any current lender on such lender's standard form and shall use reasonable efforts to obtain such an agreement from any future lender on such lender's standard form.

            (B) Without limitation of any of the provisions of this lease, in the event that any mortgagee or it assigns shall succeed to the interest of Landlord or of any successor-Landlord and/or shall have become lessee under a new ground or underlying lease, then, at the option of such mortgagee, this lease shall nevertheless continue in full force and effect and Tenant shall and does hereby agree to attorn to such mortgagee or its assigns and to recognize such mortgagee or its respective assigns as its Landlord.

            (C) Tenant shall, at any time and from time to time, upon not less than ten (10) days prior notice by Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modification) and the dates to which the Rent, additional rent and other charges have been paid in advance, if any, and stating whether or not to the best knowledge of the signer of such certificate Landlord is in default in performance of any covenant, agreement, term, provision or condition contained in this lease, and if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by any prospective purchaser or lessee of said real property or any interest or estate therein, any mortgagee or prospective mortgagee thereof, or any prospective assignee of any mortgage thereof. If, in connection with obtaining financing for the Building and the land allocated to it, a banking, insurance or other recognized institutional lender shall request reasonable modifications in this lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereof, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created. If, in connection with such financing, such institutional lender shall require financial audited information on the Tenant, Tenant shall promptly comply with such request.

       (D) The Tenant covenants and agrees that if by reason of a default under any underlying lease (including an underlying lease through which the Landlord derives its leasehold estate in the premises), such underlying lease and the leasehold estate of the Landlord in the premises demised hereby is terminated, providing notice has been given to the Tenant and leasehold mortgagee, the Tenant will attorn to the then holder of the reversionary interest in the premises demised by this lease or to anyone who shall succeed to the interest of the Landlord or to the lessee of a new underlying lease entered into pursuant to the provisions of such underlying lease, and will recognize such holder and/or such lessee as the Tenant's landlord of this lease. The Tenant agrees to execute and deliver, at any time and from time to time, upon the request of the Landlord or of the lessor under any such underlying lease, any instrument which may be necessary or appropriate to evidence such attornment. The Tenant further waives the provision of any statute or rule of law now or hereafter in effect which may give or purport to give the Tenant any right of election to terminate this lease or to surrender possession of the premises hereby in the event any proceeding is brought by the lessor under any underlying lease to terminate the same, and agrees that unless and until any such lessor, in connection with any such proceeding, shall elect to terminate this lease and the rights of the Tenant hereunder, this lease shall not be affected in any way whatsoever by any such proceeding.

                   PROPERTY LOSS, DAMAGE REIMBURSEMENT

      23. (A) Landlord or its agents shall not be liable for any damages to property of Tenant or of others entrusted to employees of the Building, nor for the loss of or damage to any property of Tenant by theft or otherwise. Landlord or its agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, electrical disturbance, water, rain or snow or leaks from any part


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

of the Building or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature, unless caused by or due to the negligence of Landlord, its agents, servants or employees; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in the Building or caused by operations in construction of any private, public or quasi-public work. If at any time any windows of the Demised Premises are temporarily closed or darkened incident to or for the purpose of repairs, replacements, maintenance and/or cleaning in, on, to or about the Building or any part or parts thereof, Landlord shall not be liable, for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall reimburse and compensate Landlord as additional rent for all expenditures (including, without limitation, reasonable attorneys' fees) made by, or damages or fines sustained or incurred by, Landlord due to non-performance or non-compliance with or breach or failure to observe any term, covenants or condition of this lease upon Tenant's part to be kept, observed, performed or complied with. Tenant shall give immediate notice to Landlord in case of fire or accidents in the Demised Premises or in the Building or of defects therein or in any fixtures or equipment.

                               TENANT'S INDEMNITY

            (E) Tenant shall indemnify and save harmless Landlord against and from any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations arising from the conduct or management of or from any work or other thing whatsoever done (other than by Landlord or its contractors or the agents or employees of either) in and on the Demised Premises during the Term of this lease and during any other period of occupancy by Tenant including the period of time, if any, prior to the specified commencement date that Tenant may have been given access to the Demised Premises for the purpose of making installations, and will further indemnify and save harmless Landlord against and from any and all claims arising from any condition of the Demised Premises or Tenant's occupancy thereof due to or arising from any act or omissions or negligence of Tenant or any of its agents, contractors, servants, employees, licensees or invitees and against and from all costs, expenses, and liabilities incurred in connection with any such claim or claims or action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, agrees that Tenant, at Tenant's expense, will resist or defend such action or proceeding and will employ counsel therefor reasonably satisfactory to Landlord.

                      DESTRUCTION - FIRE OR OTHER CASUALTY

      24. (A) If the Premises or any part thereof shall be damaged by fire or other casualty and Tenant gives prompt notice thereof to Landlord, Landlord shall proceed with reasonable diligence to repair or cause to be repaired such damage. The Rent shall be abated to the extent that the Premises shall have been rendered untenantable, such abatement to be from the date of such damage or destruction to the date the Premises shall be substantially repaired or rebuilt, in proportion which the area of the part of the Premises so rendered untenantable bears to the total area of the Premises.

            (B) If the Premises shall be totally damaged or rendered wholly untenantable by fire or other casualty, and Landlord has not terminated this lease pursuant to Subsection (C) and Landlord has not completed the making of the required repairs and restored and rebuilt the Premises and/or access thereto within nine (9) months from the date of such damage or destruction, and such additional time after such date (but in no event to exceed three (3) months) as shall equal the aggregate period Landlord may have been delayed in doing so by unavoidable delays or adjustment of insurance, Tenant may serve notice on Landlord of its intention to terminate this lease, and, if within thirty (30) days thereafter Landlord shall not have completed the making of the required repairs and restored and rebuilt the Premises, this lease shall terminate on the expiration of such thirty (30) day period as if such termination date were the Expiration Date, and the Rent and additional rent shall be apportioned as of such date and any prepaid portion of Rent and additional rent for any period after such date shall be refunded by Landlord to Tenant.

            (C) If the Premises shall be totally damaged or rendered wholly untenantable by fire or other casualty or if the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall, in Landlord's opinion, be required (whether or not the Premises shall have been damaged by such fire or other casualty), then in any of such events Landlord may, at its option, terminate this lease and the Term and estate hereby granted, by giving Tenant thirty (30) days notice of such termination within sixty (60) days after the date of such damage. In the event that such notice of termination shall be given, this lease and the Term and estate hereby granted, shall terminate as of the date provided in such notice of termination (whether or not the Term shall have commenced) with the same effect as if that were the Expiration Date, and the Rent and additional rent shall be apportioned as of such date or sooner termination and any prepaid portion of Rent and additional rent for any period after such date shall be refunded by Landlord to Tenant.

            (D) Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage by fire or other casualty or the repair thereof. Landlord will not carry insurance of any kind on Tenant's property, and Landlord shall not be obligated to repair any damage thereto or replace the same.

            (E) This lease shall be considered an express agreement governing any case of damage to or destruction of the Building or any part thereof by fire or other casualty, and Section 227 of the Real Property Law of the State of New York providing for such a contingency in the absence of such express agreement, and any other law of like import now or hereafter enacted, shall have no application in such case.

                                    INSURANCE

      25. (A) Tenant shall not do anything, or suffer or permit anything to be done, in or about the Premises which shall (i) invalidate or be in conflict with the provisions of any fire or other insurance policies covering the Building or any property located therein, or (ii) result in a refusal by fire insurance companies of good standing to insure the Building or any such property in amounts reasonably satisfactory to Landlord, or (iii) subject Landlord to any liability or responsibility for injury to any person or property by reason of any activity being conducted in the Premises or (iv) cause any increase in the fire insurance rates applicable to the Building or equipment or other property located therein at the beginning of the Term or at any time thereafter. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the New York Board of Fire Underwriters and the New York Fire Insurance Rating Organization or any similar body.

            (B) If, by reason of any act or omission on the part of Tenant, the rate of fire insurance with extended coverage on the Building or equipment or other property of Landlord or any other tenant or occupant of the Building shall be higher than it otherwise would be, Tenant shall reimburse Landlord and all such other tenants or occupants, on demand, for the part of the premiums for fire insurance and extended coverage paid by Landlord and such other tenants or occupants because of such act or omission on the part of Tenant.

            (C) In the event that any dispute should arise between Landlord and Tenant concerning insurance rates, a schedule or make up of insurance rates for the Building or the Premises, as the case may be, issued by the New York Fire Insurance Rating Organization or other similar body making rates for fire insurance and extended coverage for the Premises concerned, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates with extended coverage then applicable to such Premises.

            (D) Tenant shall obtain and keep in full force and effect during the Term, at its own cost and expense, (a) Public Liability Insurance, such insurance to afford protection in an amount of not less than Three Million ($3,000,000) Dollars for injury or death arising out of any one occurrence, and Five Hundred Thousand ($500,000) Dollars for damage to property, protecting Landlord and Tenant as insureds against any and all claims for personal injury, death or property damage and (b) Fire and Extended Coverage Insurance on Tenant's property, insuring against damage by fire, and such other risks and hazards as are insurable under present and future standard forms of fire and extended coverage insurance policies, to Tenant's property for the full insurable value thereof, protecting Landlord and Tenant as insureds.

            (E) Said insurance is to be written in form and substance satisfactory to Landlord by a good and solvent insurance company of recognized standing, admitted to do business in the State of New York, which shall be reasonably satisfactory to Landlord. Tenant shall procure, maintain and place such insurance and pay all premiums and charges therefor and upon failure to do so Landlord may, but shall not be obligated to, procure, maintain and place such insurance or make such payments, and in such event the Tenant agrees to pay the amount thereof, plus interest at a rate of interest equal to the prime rate published in the Wall Street Journal plus three (3%) percent to Landlord on demand and said sum shall be in each instance collectible as additional rent on the first day of the month following the date of payment by Landlord. Tenant shall cause to be included in all such insurance policies a provision to the effect that the same will be non-cancellable except upon twenty (20) days written notice to Landlord. On the Commencement Date the original insurance policies or appropriate certificates shall be deposited with Landlord. Any renewals, replacements or endorsements thereto shall also be deposited with Landlord to the end that said insurance shall be in full force and effect during the Term.

            (F) Each party agrees to use its best efforts to include in each of its insurance policies (insuring the Building and Landlord's property therein, in the case of Landlord, and insuring Tenant's property, in the case of Tenant, against loss, damage or destruction by fire or other casualty) a waiver of the insurer's right of subrogation against the other party, or if such waiver should be unobtainable or unenforceable (a) an express agreement that such policy shall not be invalidated if the insured waives or has waived before the casualty, the right of recovery against any party responsible for a casualty covered by the policy, or (b) any other form of permission for the release of the other party, or (c) the inclusion of the other party as an additional insured, but not a party to whom any loss shall be payable. If such waiver, agreement or permission shall not be, or shall cease to be, obtainable without additional charge or at all, the insured party shall so notify the other party promptly after learning thereof. In such case, if the other party shall agree in writing to pay the insurer's additional charge therefor, such waiver, agreement or permission shall be included in the policy, or the other party shall be named as an additional insured in the policy, but not a party to whom any loss shall be payable. Each such policy which shall so name a party hereto as an additional insured shall contain, if obtainable, agreements by the insurer that the policy will not be cancelled without at least twenty (20) days prior notice to both insureds and that the act or omission of one insured will not invalidate the policy as to the other insured.

      (G) As long as Landlord's fire insurance policies then in force include the waiver of subrogation or agreement or permission to release liability referred to in Subsection (F) or name the Tenant as an additional insured, Landlord hereby waives (a) any obligation on the part of Tenant to make repairs to the Premises necessitated or occasioned by fire or other casualty that is an insured risk under such policies, and (b) any right of recovery against Tenant, any other permitted occupant of the Premises, and any of their servants, employees, agents or contractors, for any loss occasioned by fire or other casualty that is an insured risk under such policies. In the event that at any time Landlord's fire insurance carriers shall not include such or similar provisions in Landlord's fire insurance policies, the waivers set forth in the foregoing sentence shall be deemed of no further force or effect.

      (H) As long as Tenant's fire insurance policies then in force include the waiver of subrogation or agreement or permission to release liability referred to in Subsection (F), or name the Landlord as an additional insured, Tenant hereby waives (and agrees to cause any other permitted occupants of the Premises to execute and deliver to Landlord written instruments waiving) any right of recovery against Landlord, any other tenants or occupants of the Building, and any servants, employees, agents or contractors of Landlord or of any such other tenants or occupants, for any loss occasioned by fire or other casualty which is an insured risk under such policies. In the event that at any time Tenant's fire insurance carriers shall not include such or similar provisions in Tenant's fire insurance policies, the waiver set forth in the foregoing sentence shall, upon notice given by Tenant to Landlord, be deemed of no further force or effect with respect to any insured risks under such policy from and after the giving of such notice. During any period while the foregoing waiver of right of recovery is in effect, Tenant, or any other permitted occupant of the Premises, as the case may be, shall look solely to the proceeds of such policies to compensate Tenant or such other permitted occupant for any loss occasioned by fire or other casualty which is an insured risk under such policies.

                                 EMINENT DOMAIN

      26. (A) In the event that the whole of the Demised Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this lease and the Term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title. In the event that only a part of the Demised Premises shall be so condemned or taken, then effective as of the date of vesting of title, the Rent hereunder shall be abated in an amount thereof apportioned according to the area of the Demised Premises so condemned or taken. In the event that only a part of the Building shall be so condemned or taken, then (a) Landlord (whether or not the Demised Premises be affected) may, at its option, terminate this lease and the Term and estate hereby granted as of the date of such vesting of title by notifying Tenant in writing of such termination within sixty (60) days following the date on which Landlord shall have received notice of vesting of title, and (b) if such condemnation or taking shall be of a substantial part of the Demised Premises or a substantial part of the means of access thereof, Tenant shall have the right, by delivery of notice in writing to Landlord within sixty (60) days following the date on which Tenant shall have received notice of vesting of title, to terminate this lease and the Term and estate hereby granted as of the date of vesting of title, or (c) if neither Landlord nor Tenant elects to terminate this lease, as aforesaid, this lease shall be and remain unaffected by such condemnation or taking, except that the Rent shall be abated to the extent, if any, hereinabove provided in this
Article 26. In the event that only a part of the Demised Premises shall be so condemned or taken and this lease and the Term and estate hereby granted are not terminated as hereinbefore provided, Landlord will, at its expense, restore the remaining portion of the Demised Premises as nearly as practicable to the same condition as it was in prior to such condemnation or taking.

            (B) In the event of a termination in any of the cases hereinabove provided, this lease and the Term and estate granted shall expire as of the date of such termination with the same effect as if that were the date hereinbefore set for the expiration of the Term of this lease, and the Rent hereunder shall be apportioned as of such date.

            (C) In the event of any condemnation or taking hereinabove mentioned of all or part of the Building, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this lease in Tenant, and Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award, except that the Tenant may file a claim for any taking of nonmovable fixtures owned by Tenant and for moving expenses incurred by Tenant. It is expressly understood and agreed that the provisions of this Article 26 shall not be applicable to any condemnation or taking for governmental occupancy for a limited period.

                            NONLIABILITY OF LANDLORD

       27. (A) If Landlord or a successor in interest is an individual (which term as used herein includes aggregates of individuals, such as joint ventures, general or limited partnerships or associations), such individual shall be under no personal liability with respect to any of the provisions of this lease, and if such individual hereto is in breach or default with respect to its obligations under this lease, Tenant shall look solely to the equity of such individual in the land and Building of which the Demised Premises form a part for the satisfaction of Tenant's remedies and in no event shall Tenant attempt to secure any personal judgment against any such individual or any partner, employee or agent of Landlord by reason of such default by Landlord.

            (B) The word "Landlord" as used herein means only the owner of the landlord's interest for the time being in the land and Building (or the owners of a lease of the Building or of the land and Building) of which the Premises form a part, and in the event of any sale of the Building and land of which the Demised Premises form a part, Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder and, it shall be deemed and construed without further agreement between the parties or between the parties and the purchaser of the Premises, that such purchaser has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder.

                                     DEFAULT


      28. (A) Upon the occurrence, at any time prior to or during the Demised Term, of any one or more of the following events (referred to as "Events of Default"):

            (i) If Tenant shall default in the payment when due of any installment of Rent or in the payment when due of any additional rent, and such default shall continue for a period of ten (10) days after notice by Landlord to Tenant of such default; or

            (ii) If Tenant shall default in the observance or performance of any term, covenant or condition of this lease on Tenant's part to be observed or performed (other than the covenants for the payment of Rent and additional rent) and Tenant shall fail to remedy such default within twenty (20) days after notice by Landlord to Tenant of such default, or if such default is of such a nature that it cannot be completely remedied within said period of twenty (20) days and Tenant shall not commence within said period of twenty (20) days, or shall not thereafter diligently prosecute to completion, all steps necessary to remedy such default; or

            (iv) If Tenant's interest in this lease shall devolve upon or pass to any person, whether by operation of law or otherwise, except as expressly permitted under Article 20; or

                  then, upon the occurrence, at anytime prior to or during the Demised Term, of any one or more of such Events of Default, Landlord, at any time thereafter, at Landlord's option, may give to Tenant a ten (10) days' notice of termination of this lease and, in the event such notice is given, this lease and the Term shall come to an end and expire (whether or not said term shall have commenced) upon the expiration of said ten (10) days with the same effect as if the date of expiration of said ten (10) days were the Expiration Date, but Tenant shall remain liable for damages as provided in Article 30.

            (B) If, at any time (i) Tenant shall be comprised of two (2) or more persons, or (ii) Tenant's obligations under this lease shall have been guaranteed by any person other than Tenant, or (iii) Tenant's interest in this lease shall have been assigned, the word "Tenant", as used in subsection (iii) and (iv) of Section 28(A), shall be deemed to mean any one or more of the persons primarily or secondarily liable for Tenant's obligations under this lease. Any monies received by Landlord from or on behalf of Tenant during the pendency of any proceeding of the types referred to in said subsections (iii) and (iv) shall be deemed paid as compensation for the use and occupation of the Demised Premises and the acceptance of such compensation by Landlord shall not be deemed an acceptance of Rent or a waiver on the part of Landlord of any rights under Section 28(A).

                             TERMINATION ON DEFAULT

      29. (A) If Tenant shall default in the payment when due of any installment of rent or in the payment when due of any additional rent and such default shall continue for a period of ten(10) days after notice by Landlord to Tenant of such default, or if this lease and the Demised Term shall expire and come to an end as provided in Article 28:

            (i) Landlord and its agents and servants may immediately, or at any time after such default or after the date upon which this lease and the Demised Term shall expire and come to an end, re-enter the Demised Premises or any part thereof, without notice, either by summary proceedings or by any other applicable action or proceeding, or by force or other means provided such force or other means are lawful (without being liable to indictment, prosecution or damages therefor), and may repossess the Demised Premises and dispossess Tenant and any other persons from the Demised Premises and remove any and all of their property and effects from the Demised Premises; and

            (ii) Landlord, at Landlord's option, may relet the whole or any part or parts of the Demised Premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Landlord, in its sole discretion, may determine. Landlord shall have no obligation to relet the Demised Premises or any part thereof and shall in no event be liable for refusal or failure to relet the Demised Premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this lease or otherwise to affect any such liability; Landlord, at Landlord's option, may make such repairs, replacements, alterations, additions, improvements, decorations and other physical changes in and to the Demised Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this lease or otherwise affecting any such liability.

            (B) Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, does hereby waive any and all rights which Tenant and all such persons might otherwise have under any present or future law to redeem the Demised Premises, or to re-enter or repossess the Demised Premises, or to restore the operation of this lease, after (i) Tenant shall have been dispossessed by a judgment or by warrant of any court or judge, or (ii) any re-entry by Landlord, or (iii) any expiration or termination of this lease and the Demised Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this lease. In the event of a breach or threatened breach by Tenant or any persons claiming through or under Tenant, of any term, covenant or condition of this lease on Tenant's part to be observed or performed, Landlord shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law or in equity as if re-entry, summary proceeding and other special remedies were not provided in this lease for such breach. The rights to invoke the remedies hereinbefore set forth are cumulative and shall not preclude Landlord from invoking any other remedy allowed at law or in equity.

                                     DAMAGES

      30. (A) If this lease and the Demised Term shall expire and come to an end as provided in Article 28 or by or under any summary proceeding or any other action or proceeding, or if Landlord shall re-enter the Demised Premises as provided in Article 29 or by or under any summary proceedings or any other action or proceeding, then, in any of said events:

            (i) Tenant shall pay to Landlord all Rent, additional rent and other charges payable under this lease by Tenant to Landlord to the date upon which this lease and the Demised Term shall have expired and come to an end or to the date of re-entry upon the Demised Premises by Landlord, as the case may be; and

            (ii) Tenant shall also be liable for and shall pay to Landlord, as damages, any deficiency (referred to as "Deficiency") between the Rent and additional rent reserved in this lease for the period which otherwise would have constituted the unexpired portion of the Demised Term and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of Section 29(A) for any part of such period (first deducting from the rents collected under any such reletting all of Landlord's expenses in connection with the termination of this lease or Landlord's reentry upon the Demised Premises and with such reletting including, but not limited to, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, alteration costs and other expenses of preparing the Demised Premises for such reletting). Any such Deficiency shall be paid in monthly installments by Tenant on the days specified in this lease for payment of installments of Rent. Landlord shall be entitled to recover from Tenant each monthly Deficiency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Landlord's rights to collect the Deficiency for any subsequent month by a similar proceeding; and

            (iii) At any time after the Demised Term shall have expired and come to an end or Landlord shall have re-entered upon the Demised Premises, as the case may be, whether or not Landlord shall have collected any monthly Deficiencies as aforesaid, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, as and for liquidated and agreed final damages, a sum equal to the amount by which the Rent and additional rent reserved in this lease for the period which otherwise would have constituted the unexpired portion of the Demised Term exceeds the then fair and reasonable rental value of the Demised Premises for the same period, both discounted to present worth at the rate of eight (8%) percent per annum. If, before presentation of proof of such liquidated damages to any court, commission, or tribunal, the Demised Premises, or any part thereof, shall have been relet by Landlord for the period which otherwise would have constituted the unexpired portion of the Demised Term, or any part thereof, the amount of Rent reserved upon such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the Demised Premises so relet during the term of the reletting.

            (B) If the Demised Premises, or any part thereof, shall be relet together with other space in the Building, the rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of this Article 30. Tenant shall in no event be entitled to any rents collected or payable under any reletting, whether or not such rents shall exceed the rent reserved in this lease. Solely for the purposes of this Article, the term "Rent" as used in Section 30(A) shall mean the rent in effect immediately prior to the date upon which this lease and the Demised Term shall have expired and come to an end, or the date of re-entry upon the Demised Premises by Landlord, as the case may be, plus any additional rent payable pursuant to the provisions of Article 11 for the Escalation Year (as defined in Article 11) immediately preceding such event. Nothing contained in Articles 28 and 29 of this lease shall be deemed to limit or preclude the recovery by Landlord from Tenant of the maximum amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which Landlord may be entitled in addition to the damages set forth in Section 30(A).

                                SUMS DUE LANDLORD

      31. If Tenant shall default in the performance of any covenants on Tenant's part to be performed under this lease, Landlord may, on five (5) days' notice to Tenant (except in case of emergency, in which event no notice shall be required), without thereby waiving such default, perform the same for the account of Tenant and at the expense of Tenant. If Landlord at any time is compelled to pay or elects to pay any sum of money, or do any act which will require the payment of any sum of money by reason of the failure of Tenant to comply with any provision hereof, or, if Landlord is compelled to or elects to incur any expense, including reasonable attorneys' fees, instituting, prosecuting and/or defending any action or proceeding instituted by reason of any default of Tenant hereunder, the sum or sums so paid by Landlord, with all interest, costs and damages, shall be deemed to be additional rent hereunder and shall be due from Tenant to Landlord on the first day of the month following the incurring of such respective expenses or, at Landlord's option, on the first day of any subsequent month. Any sum of money (other than rent) accruing from Tenant to Landlord pursuant to any provisions of this lease, whether prior to or after the Commencement Date, may, at Landlord's option, be deemed additional rent, and Landlord shall have the same remedies for Tenant's failure to pay any item of additional rent when due as for Tenant's failure to pay any installment of Rent when due. Tenant's obligations under this Article shall survive the expiration or sooner termination of the Demised Term. In any case in which the Rent or additional rent is not paid within ten (10) days of the day when same is due, Tenant shall pay a late charge equal to 4 cents for each dollar so due, and in addition thereto, the sum of $100.00 for the purpose of defraying expenses incident to the handling of such delinquent account. Notwithstanding the foregoing, Tenant shall only be obligated to pay the foregoing late charge commencing with the second late payment in any twelve (12) month consecutive period. This late payment charge is intended to compensate Landlord for its additional administrative costs resulting from Tenant's failure to pay in a timely manner and has been agreed upon by Landlord and Tenant as a reasonable estimate of the additional administrative costs that will be incurred by Landlord as a result of Tenant's failure as the actual cost in each instance is extremely difficult, if not impossible, to determine. This late payment charge will constitute liquidated damages and will be paid to Landlord together with such unpaid amounts. The payment of this late payment charge will not constitute a waiver by Landlord of any default by Tenant under this lease. In addition, interest shall accrue from the first day following the expiration of the ten
(10) day notice and cure period pursuant to Article 28(A)(i) herein until payment is received by Landlord at a rate of interest equal to the prime rate published in the Wall Street Journal plus three (3%) percent.

                                    NO WAIVER

      32. No act or thing done by Landlord or Landlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of said Demised Premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the Demised Premises prior to the termination of this lease. The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of this lease or a surrender of the Demised Premises. In the event Tenant shall at any time desire to have Landlord underlet the Demised Premises for Tenant's account, Landlord or Landlord's agents are authorized to receive said keys for such purposes without releasing Tenant from any of the obligations under this lease, and Tenant hereby relieves Landlord of any liability for loss of or damage to any of Tenant's effects in connection with such underletting. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenants or conditions of this lease, or any of the Rules and Regulations annexed hereto and made a part hereof or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this lease shall not be deemed a wavier of such breach. The failure of Landlord to enforce any of the Rules and Regulations annexed hereto and made a part hereof, or hereafter adopted, against Tenant and/or any other tenant in the Building shall not be deemed a waiver, of any such Rules and Regulations. No provision of this lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount then the monthly Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment of Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy in this lease provided.

                             WAIVER OF TRIAL BY JURY

      33. To the extent such waiver is permitted by law, Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by Landlord or Tenant against the other on any matter whatsoever arising out of or in any way connected with this lease, the relationship of landlord and tenant, the use or occupancy of the Demised Premises by Tenant or any person claiming through or under Tenant, any claim of injury or damage, and any emergency or other statutory remedy. The provisions of the foregoing sentence shall survive the expiration or any sooner termination of the Demised Term. If Landlord commences any summary proceeding for nonpayment, Tenant agrees not to interpose any counterclaim of whatever nature or description in any such proceeding or to consolidate such proceeding with any other proceeding.

            Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord's obtaining possession of the Demised Premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease or otherwise.

                                     NOTICES

      34. Except as otherwise expressly provided in this lease, any bills, statements, notices, demands, requests or other communications (other than bills, statements or notices given in the regular course of business) given or required to be given under this lease shall be effective only if rendered or given in writing, sent by regular, registered or certified mail (return receipt requested), addressed (A) to Tenant (i) at Tenant's address set forth in this lease if mailed prior to Tenant's taking possession of the Demised Premises, or
(ii) at the Building if mailed subsequent to Tenant's taking possession of the Demised Premises, or (iii) at any place where Tenant or any agent or employee of Tenant may be found if mailed subsequent to Tenant's vacating, deserting, abandoning or surrendering the Demised Premises, or (B) to Landlord at Landlord's address set forth in this lease, or (C) addressed to such other address as either Landlord or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this Article. Any such bills, statements, notices, demands, requests or other communications shall be deemed to have been rendered or given on the date when it shall have been mailed as provided in this Article.

                              INABILITY TO PERFORM

      35. (A) If, by reason of strikes or other labor disputes, fire or other casualty (or reasonable delays in adjustment of insurance), accidents, orders or regulations of any Federal, State, County or Municipal authority, or any other cause beyond Landlord's reasonable control, whether or not such other cause shall be similar in nature to those hereinbefore enumerated, Landlord is unable to furnish or is delayed in furnishing any utility or service required to be furnished by Landlord under the provisions of this lease or any collateral instrument or is unable to perform or make or is delayed in performing or making any installations, decorations, repairs, alterations, additions or improvements, whether or not required to be performed or made under this lease, or under any collateral instrument, or is unable to fulfill or is delayed in fulfilling any of Landlord's other obligations under this lease, or any collateral instrument, no such inability or delay shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this lease, or impose any liability upon Landlord or its agents, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

                             INTERRUPTION OF SERVICE

            (B) Landlord reserves the right to stop the services of the air conditioning, elevator, escalator, plumbing, electrical or other mechanical systems or facilities in the Building when necessary by reason of accident or emergency, or for repairs, alterations or replacements, which, in the judgment of Landlord are desirable or necessary, until such repairs, alterations or replacements shall have been completed. The exercise of such rights by Landlord shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business or otherwise.

                   CONDITIONS OF LANDLORD'S LIABILITY

            (C) (i) In addition to the requirements for constructive eviction imposed by law, Tenant shall not be entitled to claim a constructive eviction from the Demised Premises unless Tenant shall have first notified Landlord of the condition or conditions giving rise thereto, and if the complaints be justified, unless Landlord shall have failed to remedy such conditions within ten (10) days after Landlord's receipt of such notice, or, if such remediation cannot be completed within such ten (10) day period, if Landlord shall have failed to commence such remediation within such ten (10) day period and diligently continue to remedy such conditions.

                  (ii) If Landlord shall be unable to give possession of the Demised Premises on any date specified for the commencement of the term by reason of the fact that the Premises have not been sufficiently completed to make the Premises ready for occupancy, or for any other reason, Landlord shall not be subject to any liability for the failure to give possession on said date, nor shall such failure in any way affect the validity of this lease or the obligations of Tenant hereunder. Notwithstanding the foregoing, subject to Tenant delays and Article 35(A) of this lease, in the event that Landlord has not obtained a building permit to construct the Premises ("Building Permit") within one hundred and eighty (180) days from the date of this lease, Tenant, as its sole remedy, may provide Landlord with written notice of Tenant's intention to terminate this lease ("Tenant's Termination Notice"). If Landlord fails to obtain the Building Permit within thirty (30) days of Landlord's receipt of Tenant's Termination Notice, this lease shall terminate as of such date and all sums paid to Landlord on account herein shall be returned to Tenant and, upon the return of such sums, the parties shall have no further liability to each other.

      Upon receipt of the Building Permit, Landlord shall deliver to Tenant an irrevocable, unconditional, documentary letter of credit in the amount of two hundred and fifty thousand ($250,000.00) dollars ("$250,000.00 Letter of Credit") as security for Landlord's substantial completion of the Premises in a timely manner. In the event that: (i) Landlord substantially completes the Premises in a timely manner, or (ii) Tenant does not exercise its right to terminate this lease as provided below, the security shall be returned to Landlord.

      Notwithstanding anything to the contrary contained in this Article 35(C)
(ii) and/or Article 2, subject to Tenant delays and Article 35(A) of this lease, in the event that Landlord has not substantially completed the Premises on or before the date that is two hundred and seventy (270) days from the date that Landlord receives the Building Permit, Tenant may provide Landlord with Tenant's Termination Notice. If Landlord does not substantially complete the Premises within thirty (30) days of Landlord's receipt of Tenant's Termination Notice, this lease shall terminate as if such date and Tenant shall be entitled to draw on the $250,000.00 Letter of Credit. Landlord and Tenant stipulate and agree, that, in such event, Tenant's sole remedy shall be to terminate the lease and draw on the $250,000.00 Letter of Credit as liquidated damages for any loss, cost and expense suffered by Tenant, which sum is a reasonable estimate of Tenant's damages and does not constitute a penalty. In the event that Tenant does not exercise its option to terminate this lease, subject to Tenant delays and Article 35(A) of this lease, the Rent computed on a per diem basis shall be abated one day for each day that the Premises are not substantially completed beyond the date that is two hundred and seventy (270) days from the date that Landlord receives the Building Permit.

                           TENANT'S TAKING POSSESSION

            (D) (i) Tenant, by entering into occupancy of the Premises, shall be conclusively deemed to have agreed that Landlord, up to the time of such occupancy has performed all of its obligations hereunder and that the Premises were in satisfactory condition as of the date of such occupancy, except for punchlist items set forth in Article 5(c)(iii) herein, unless within thirty
(30) days after the such date Tenant shall have given written notice to Landlord specifying the respects in which the same were not in such condition.

                  (ii) If Tenant shall use or occupy all or any part of the Demised Premises for the conduct of business prior to the Commencement Date, such use or occupancy shall be deemed to be under all of the terms, covenants and conditions of this lease, including the covenant to pay rent for the period from the commencement of said use or occupancy to the Commencement Date.

      Notwithstanding the foregoing, subject to all of the terms, covenants and conditions of this lease, except Tenant's obligations to pay Rent or additional rent, Landlord shall permit Tenant to enter the Premises prior to the Commencement Date in order for Tenant to install furniture, fixtures and/or equipment to prepare the Premises for Tenant's occupancy. Tenant shall indemnify and hold Landlord harmless from any claim, damage, liability or expense arising out of the foregoing Tenant's work. The scheduling and coordination of Tenant's entry into the Premises for the foregoing purposes will be subject to reasonable regulation by Landlord and Landlord's contractor to avoid unreasonable interferences with labor employed by Landlord or Landlord's contractors.

                                ENTIRE AGREEMENT

      36. This lease (including the Schedules and Exhibits annexed hereto) contains the entire agreement between the parties and all prior negotiations and agreements are merged herein. Tenant hereby acknowledges that neither Landlord nor Landlord's agent or representative has made any representations or statements, or promises, upon which Tenant has relied, regarding any matter or thing relating to the Building, the land allocated to it (including the parking area) or the Demised Premises, or any other matter whatsoever, except as is expressly set forth in this lease, including, but without limiting the generality of the foregoing, any statement, representation or promise as to the fitness of the Demised Premises for any particular use, the services to be rendered to the Demised Premises, or the prospective amount of any item of additional rent. No oral or written statement, representation or promise whatsoever with respect to the foregoing or any other matter made by Landlord, its agents or any broker, whether contained in an affidavit, information circular, or otherwise, shall be binding upon the Landlord unless expressly set forth in this lease. No rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth in this lease. This lease may not be changed, modified or discharged, in whole or in part, orally, and no executory agreement shall be effective to change, modify or discharge, in whole or in part, this lease or any obligations under this lease, unless such agreement is set forth in a written instrument executed by the party against whom enforcement of the change, modification or discharge is sought. All references in this lease to the consent or approval of Landlord shall be deemed to mean the written consent of Landlord, or the written approval of Landlord, as the case may be, and no consent or approval of Landlord shall be effective for any purpose unless such consent or approval is set forth in a written instrument executed by Landlord.

                                   DEFINITIONS

      37. The words "re-enter", "re-entry", and "re-entered" as used in this lease are not restricted to their technical legal meanings. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 6 hereof), Sundays and all days observed by the State or Federal Government as legal holidays. The terms "person" and "persons" as used in this lease shall be deemed to include natural persons, firms, corporations, partnerships, associations and any other private or public entities, whether any of the foregoing are acting on their behalf or in a representative capacity. The various terms which are defined in other Articles of this lease or are defined in Schedules or Exhibits annexed hereto, shall have the meanings specified in such other Articles, Exhibits and Schedules for all purposes of this lease and all agreements supplemental thereto, unless the context clearly indicates the contrary.

                               PARTNERSHIP TENANT

      38. If Tenant is a partnership (or is comprised of two (2)or more persons, individually or as co-partners of a partnership) or if Tenant's interest in this lease shall be assigned to a partnership (or to two (2) or more persons, individually or as co-partners of a partnership) pursuant to Article 20 (any such partnership and such persons are referred to in this Section as "Partnership Tenant"), the following provisions of this Section shall apply to such Partnership Tenant: (a) the liability of each of the parties comprising Partnership Tenant shall be joint and several, and (b) each of the parties comprising Partnership Tenant hereby consents in advance to, and agrees to be bound by, any modifications of this lease which may hereafter be made, and by any notices, demands, requests or other communications which may hereafter be given, by Partnership Tenant or by any of the parties comprising partnership Tenant, and (c) any bills, statements, notices, demands, requests and other communications given or rendered to partnership Tenant or to any of the parties comprising

Partnership Tenant shall be deemed given or rendered to Partnership Tenant and to all such parties and shall be binding upon Partnership Tenant and all such parties, and (d) if Partnership Tenant shall admit new partners, all of such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this lease on Tenant's part to be observed and performed, and (e) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new partner shall assume performance of all of the terms, covenants and conditions of this lease on Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of subdivision (d) of this Section).

                            SUCCESSORS, ASSIGNS, ETC.

      39. The terms, covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this lease, their respective assigns.

                                     BROKER

      40. Landlord and Tenant represent that this lease was brought about by CB Commercial as broker and all negotiations with respect to this lease were conducted exclusively with said broker. Landlord and Tenant agree that if any claim is made for commissions by any other broker through or on account of any acts of Landlord or Tenant, such party will hold the other party free and harmless from any and all liabilities and expenses in connection therewith, including such party's reasonable attorney's fees.

                                    CAPTIONS

      41. The captions in this lease are included only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

                          FINANCING OF LANDLORD'S WORK

      42. In the event Landlord elects to finance with a third-party lender (the "Lender") the work, if any, which Landlord is now or shall hereafter be required to perform under this lease on Tenant's behalf ("Landlord's Work"), Tenant agrees to cooperate with Landlord in the securing of such financing provided that the payments which Tenant is required to pay under this lease are not increased by reason of such financing. Such cooperation shall include, without limitation, the furnishing of current financial statements of Tenant to the lender or Landlord, the granting of permission (which shall hereby be deemed granted) to the Lender or Landlord to perform a credit check on Tenant or its guarantors, and the execution and delivery of supplements to such lease, including a sale of such improvements to the Lender and the Lender's leaseback of such improvements to Tenant. Any payments made by Tenant under such leaseback shall be credited against the Rent payable by Tenant under this lease.

                               NOTICE OF ACCIDENTS

      43. Tenant shall give notice to Landlord, promptly after Tenant learns thereof, of (i) any accident in or about the Premises, (ii) all fires and other casualties within the Premises, (iii) all damages to or defects in the Premises, including the fixtures, equipment and appurtenances thereof for the repair of which Landlord might be responsible, and (iv) all damage to or defects in any parts or appurtenances of the Building's sanitary, electrical, heating, ventilating, air-conditioning, elevator and other systems located in or passing through the Premises or any part thereof.

                   TENANT'S AUTHORITY TO ENTER LEASE

      44. In the event that the Tenant hereunder is a corporation, Tenant represents that the officer or officers executing this lease have the requisite authority to do so. Tenant agrees to give Landlord written notice of any proposed change in the ownership of the majority of the outstanding capital stock of Tenant or any change in the ownership of the majority of the assets of Tenant. Failure of Tenant to give the notice provided for in the preceding sentence shall be deemed a non-curable default by Tenant pursuant to this lease (that is, a default which has already extended beyond the applicable grace period, if any, following notice from

Landlord), giving Landlord the right, at its option, to cancel and terminate this lease or to exercise any and all other remedies available to Landlord hereunder or as shall exist at law or in equity.

                             RIGHT OF FIRST REFUSAL

      45. (a) Provided Tenant is not then in default under this Lease, Tenant shall have the right ("Refusal Right") to lease any space contiguous to the Demised Premises ("Additional Space") during the first ten (10) years of the term of this lease in accordance with the provisions of this Article 45. In the event that Landlord desires to lease Additional Space, Landlord shall notify Tenant of the space to be rented, the date of anticipated delivery, the agreed upon rental terms (the "Rental Terms") and any other relevant terms given the nature and configuration of the space (a "Rental Notice"), and shall provide Tenant with a copy of a letter of intent between Landlord and the proposed tenant of the Additional Space. Within five (5) business days after receipt of the Rental Notice by Tenant, Tenant may elect by notice to Landlord, to lease the Additional Space to Tenant in its then "as is" condition. The Additional Space will be added to the Premises (collectively, "Combined Premises") under this lease on the same terms and conditions as the Premises pursuant to a lease modification agreement, except that: (i) Tenant's "Proportionate Share" shall be equal to a fraction, the numerator of which shall be the total number of rentable square feet contained in the Combined Premises, as then constituted, and the denominator of which shall be the total rentable square footage in the Building; and (ii) based on the Rental Terms, the fixed rent and additional rent for the Additional Space shall be added to the fixed rent and additional rent for the Premises under this lease to account for the addition of the Additional Space to the Premises. Should Tenant fail to exercise this right within the time and in the manner required above, or waive such right in writing, Landlord may lease the Additional Space to a third party on terms and conditions as set forth in the Rental Notice.

            (b) Tenant may exercise this right of first refusal in accordance with this Article 45 each time that any space contiguous to the Demised Premises becomes available during the first ten (10) years of the term of this lease.

            (c) This Right of First Refusal is personal to Colorado Prime Corporation and is non-transferable by operation of law or otherwise, except to a permitted assignee pursuant to Article 20 herein.

            IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Landlord:                     500 BI-COUNTY ASSOCIATES, L.P.
                                          By: 500 BI-COUNTY, LTD.


/s/ [Illegible]                           By: /s/ [Illegible]
----------------------------                  ---------------------------
                                                            , President


Witness for Tenant:                       COLORADO PRIME CORPORATION


/s/ [Illegible]                           By: /s/ [Illegible]  8/27/97
----------------------------                  ---------------------------
                                                CFO

                                  SCHEDULE "A"

                             LANDLORD'S CONSTRUCTION

Landlord agrees to construct the premises and building in accordance with Exhibits 1,2 and 3 and Article 5.

                                  SCHEDULE "B"

            LANDLORD'S CLEANING SERVICES AND MAINTENANCE OF PREMISES

(to be performed on all business days except those which are union holidays for the employees performing cleaning services and maintenance in the Building and grounds or those days in which the Building is closed)

I. CLEANING SERVICES - PUBLIC SPACES:

A. Floor of entrance lobby and public corridors will be vacuumed or swept and washed nightly and waxed as necessary.

B. Entranceway glass and metal work will be washed and rubbed down daily.

C. Wall surfaces and elevator cabs will be kept in polished condition.

D. Lighting fixtures will be cleaned and polished annually. Bulbs will be replaced as needed.

E. Elevators and restrooms will be washed and disinfected once a day. The floors will be mopped as many times as required. All brightwork and mirrors will be kept in polished condition. Dispensers will be continuously checked and receptacles continuously emptied.

F. Exterior surfaces and all windows of the building will be cleaned quarterly.

II. CLEANING SERVICES - TENANT SPACES:

A. Floors will be swept and spot cleaned nightly. Carpets will be vacuumed nightly.

B. Office equipment, telephones, etc. will be dusted nightly.

C. Normal office waste in receptacles and ashtrays will be emptied nightly.

D. Interior surface of windows and sills will be washed and blinds dusted quarterly.

E. There shall be regularly scheduled visits by a qualified exterminator.

III. EXTERIOR SERVICES:

A. Parking fields will be regularly swept, cleared of snow in excess of two inches, and generally maintained so as to be well drained, properly surfaced and striped.

B. All landscaping, gardening, exterior lighting and irrigation systems will have regular care and servicing.

IV. EQUIPMENT SERVICE:

A. All air-conditioning and heating equipment and elevators will be regularly serviced and maintained.

B. Plumbing and electrical facilities, doors, hinges and locks will be repaired as necessary.

C. All appurtenances, such as rails, stairs, etc. will be maintained in a safe condition.

V. EXTRA CLEANING SERVICES

Tenant shall pay to Landlord, on demand, Landlord's charges for (a) cleaning work in the Premises required because of (i) misuse or neglect on the part of Tenant or its employees or visitors, (ii) use of portions of the Premises for preparation, serving or consumption of food or beverages, or other special purposes requiring greater or more difficult cleaning work than office areas;
(iii) unusual quantity of interior glass surfaces; (iv) non-building standard materials or finishes installed by Tenant or at its request; (v) increases in frequency or scope in any item set forth in Schedule B as shall have been requested by Tenant; and (b) removal from the Premises and Building of (i) so much of any refuse and rubbish of Tenant as shall exceed that normally accumulated in the routine of ordinary business office activity and (ii) all of the refuse and rubbish of any eating facility requiring special handling (wet garbage).


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

                                  SCHEDULE "C"

      1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress to and egress from the Demised Premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Landlord. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards.

      2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

      3. No Tenant shall sweep or throw or permit to be swept or thrown from the Premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building, and the Tenant shall not use, keep or permit to be used or kept any coffee machine, vending machine, burner, microwave oven, refrigerator or oven, food or noxious gas or substance in the Demised Premises, or permit or suffer the Demised Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be kept in or about the Building. Smoking or carrying lighted cigars or cigarettes in the elevators of the Building is prohibited.

      4. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of the Landlord.

      5. No sign, advertisement, notice or other lettering and/or window treatment shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the Demised Premises or the Building or on the inside of the Demised Premises if the same is visible from the outside of the Demised Premises without the prior written consent of the Landlord. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tables shall be inscribed, painted or affixed for each Tenant by Landlord at the expense of such Tenant, and shall be of a size, color and style acceptable to Landlord.

      6. No Tenant shall mark, paint, drill into, or in any way deface any part of the Demised Premises or the Building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. No tenant shall lay linoleum or other similar floor covering so that the same shall come in direct contact with the floor of the Demised Premises and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other water soluble material, the use of cement or other similar adhesive material being expressly prohibited.

      7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or in the mechanisms thereof. Each Tenant must, upon the termination of his tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Landlord the cost thereof.

      8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the Premises only through the service entrances and corridors, and only during hours and in a manner approved by Landlord. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

      9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

      11. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as an office building, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

      12. Tenant shall not bring or permit to be brought or kept in or on the Premises, any inflammable, combustible, hazardous or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors, to permeate in or emanate from the Premises.

      13. Tenant agrees to keep all entry doors closed at all times and to abide by all rules and regulations issued by the Landlord with respect to such services.

      14. Landlord shall have full and unrestricted access to all air-conditioning and heating equipment, and to all other utility installations servicing the Building and the Demised Premises. Landlord reserves the right temporarily to interrupt, curtail, stop or suspend air-conditioning and heating service, and all other utilities, or other services, because of Landlord's inability to obtain, or difficulty or delay in obtaining, labor or materials necessary therefor, or in order to comply with governmental restrictions in connection therewith, or for any other cause beyond Landlord's reasonable control. No diminution or abatement of Rent, additional rent, or other compensation shall be granted to Tenant, nor shall this Lease or any of the obligations of Tenant hereunder be affected or reduced by reason of such interruptions, stoppages or curtailments, the causes of which are hereinabove enumerated, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Demised Premises, unless such interruptions, stoppages or curtailments have been due to the arbitrary, willful or negligent act, or failure to act, of Landlord or its agents.

      15. Telephone and service shall be the responsibility of Tenant. Tenant shall make all arrangements for telephone service with the company supplying said service, including the deposit requirement for the furnishing of service. Landlord shall not be responsible for any delays occasioned by failure of the telephone company to furnish service.

      16. At Landlord's option, it shall furnish and install all lighting tubes, bulbs and ballasts used in the Premises and Tenant shall pay Landlord's reasonable charges therefor, on demand, as additional rent.


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

                                                                     PAGE 1 OF 2

                                    EXHIBIT 1

                                    SITE PLAN


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

                                                                     PAGE 2 OF 2

                                    EXHIBIT 1

                                PRELIMINARY PLAN


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                                    EXHIBIT 2

                              TENANT SPECIFICATIONS

                           Colorado Prime Corporation
                             500 Bi-County Boulevard
                                 Farmingdale, NY

Flooring:          Reception Area, Lavatories
                   Ceramic tile floor. The wall of the lavatories shall have ceramic tile to a height of 48".

                   Corridors, Open Office Areas
                   28 ounce, long life loop carpeting

                   Private Offices
                   28 ounce, long life cut pile carpet. Six (6) executive offices shall have a carpet base.

                   CEO, Presidents Offices, Main Conference Room
                   32 ounce, long life cut pile carpet

                   File Room(s), Storage Room(s), Kitchens, Mail Room
                   Vinyl Tile

Wall Treatment:    Vinyl Wall Covering
                   All private offices, conference rooms, and reception area

                   Paint
                   All other office space

                   Chair Rails
                   All private offices shall have chair rails

                   Sound Attenuation
                   CEO, Presidents, CFO, Controllers office, and Main Conference Room shall have sound bat insulation

Lighting:          Parabolic Lens Florescent Fixtures
                   All lighting throughout the premises shall be furnished
                   18 cell, 4" deep parabolic fixtures except file, mail and storage rooms.

                   High Hat Fixtures
                   Ten (10) high hat fixtures will be required in areas designated by the tenant.

Ceiling Tiles:     Armstrong Second Look II(2' X 4') lay-in tile
                   All office areas except as noted below

                   2' x 2' revealed edge lay-in tile
                   Main Conference Room, CEO and President's office

Window Treatment:  All exterior windows will be finished with building standard vertical blinds.

Doors:             Solid Core Doors
                   All interior doors to be oak veneer solid core with oak trim. Hardware shall be chrome finish, Schlage or similar. All door handles will be levered.

Special Finishes:  Kitchen/Coffee Area
                   A sink with hot and cold water with mica laminate counterspace, backsplash and cabinets above and below. A separate cold water line for coffee machines is required. There shall be two (2) water fountains.

                   Exhaust Fans
                   Ceiling mounted exhaust fans will be provided in kitchen areas and conference rooms, and CEO's office.

                   Movable Room Divider
                   Wood folding door will be provided in the main conference room to allow the room to be divided.

                   Computer Room/Telephone Room
                   These areas shall have a separate 2 ton HVAC unit as well as 4" raised flooring.

                   Electric
                   A walker-duct raceway system will be installed in the concrete floor slab. Each work station/desk shall have a duplex outlet. The computer room will require +/-20 dedicated lines. Each copier shall have a dedicated line.

                   Concrete Block Wall
                   The area designated as "vault" shall be constructed with concrete block to the roof deck. The vault door will be provided by Tenant.

                   Warehouse
                   The warehouse shall have fluorescent lighting 8', two bulb fixtures as necessary, gas space heaters, an overhead door, and single metal warehouse door.

                   ADA
                   The entire space shall conform to the Americans with Disabilities Act.

                   HVAC -- Landlord shall supply all mechanical systems including roof top package units, perimeter heating units, and an energy management system.

                                    EXHIBIT 3

                                    SIGN PLAN


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

                                                                     PAGE 2 OF 2

                                    EXHIBIT 3

                                    SIGN PLAN


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

EXHIBIT 4

List of Securite Brokerage Companies

Merrill Lynch

Smith Barney

AG Edwards

Advest

Paine Weber

Prudential Securities

Dean Witter